FIRST AMENDMENT TO CAPITAL MARKETS ADVISORY AGREEMENT

Effective Date: *June 21, 2024*

This FIRST AMENDMENT TO CAPITAL MARKETS ADVISORY AGREEMENT (this "Amendment") is made as of the date first set forth above by and between is entered into as of the date first set forth above (the "Effective Date") between BENJAMIN SECURITIES, INC. ("Benjamin"), **Feutune Light Acquisition Corporation** (the "Pre-Transaction Company"), and **Thunder Power Holdings Limited**, ("TargetCo").

WHEREAS, Benjamin, the Pre-Transaction Company, and TargetCo are parties to that certain Capital Markets Advisory Agreement effective on or about **May 15th, 2024** (the "Agreement"); and

WHEREAS, the parties mutually desire to amend the Agreement.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 4 shall be deleted in its entirety and restated as:

   4. *Compensation for Services.* As consideration for Benjamin's performance of the Services, the fee ("Fee") shall be:

   (1) **$420,000.00** (USD) ("Service Fee"), **$150,000.00** of which must be paid by the Client upon executing this Agreement ("Down Payment"), and **$270,000.00** must be paid at the Closing in accordance with Section 6; and

   (2) **8,570 shares** of the Common Stock of the Post-Transaction Company.

2. Existing Payment. Benjamin acknowledges that the Client has already paid Benjamin **$150,000.00** on or about **May 22nd, 2024**.

3. Undefined Terms. Terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

4. No Further Modifications. Except as amended by this Amendment, the Agreement remains unmodified and in full force and effect.

5. Miscellaneous. This Amendment may be executed in one or more counterparts, may be executed by electronic or digital means bearing a handwritten reproduction or electronic image of a signature. Facsimiles and PDFs of this Amendment bearing a party's signature and signatures inserted using DocuSign and similar signature services shall be deemed by the parties and any court as being and bearing an original signature of a party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the Effective Date.

BENJAMIN SECURITIES, INC.

By: ______________________

Name: Mike Coyne

Title: Principal

THE PRE-TRANSACTION COMPANY:

By: Yuanmei Ma

Name: Yuanmei Ma

Title: CFO

THE TARGET COMPANY:

By: ______________________

Name: Wellen Sham

Title: CEO